UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 15, 2009

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2009, the Management Development and Compensation Committee of the Board of Directors (the “Committee”) of Kulicke and Soffa Industries, Inc. (the “Company”) adopted Amendment No. 1 and Amendment No. 2 to the Company’s 2009 Equity Plan (collectively, the “Amendments”).  Amendment No. 1 is effective as of September 15, 2009 and Amendment No. 2 is effective as of September 30, 2009.  The 2009 Equity Plan provides for equity incentive compensation to employees and directors of the Company.

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Amendment No 1. provides that holders of restricted common shares awarded under the 2009 Equity Plan will not be entitled to any cash dividends declared on common shares during the period that such shares are unvested, unless and until those shares vest.  The 2009 Equity Plan previously provided that the holders of restricted shares were entitled to cash dividends declared on common shares, whether the shares were vested or unvested.  The Company has not paid cash dividends in the past and does not currently intend to pay cash dividends.

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Amendment No. 2 gives the Committee the discretion to grant a prorated portion of a performance share award to an employee who is involuntarily terminated without cause before the end of a performance measurement period.   The reduced award would be made at the end of the performance period, if the performance goals are attained, pro-rated based on the number of full months in the performance period prior to the termination of employment.

The 2009 Equity Plan is included in the Company’s 2009 Proxy Statement as Appendix A.  The foregoing summary of the Amendments is qualified in its entirety by the actual Amendments to the 2009 Equity Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.

10.2	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2009	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ David J. Anderson
	Name:	David J. Anderson
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.

10.2	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan.